Exhibit 99.2

NYSE MKT: URG • TSX: URE Ur - Energy Second Quarter 2015 Teleconference and Webcast

NYSE MKT: URG • TSX: URE This presentation contains “forward - looking statements,” within the meaning of applicable securities laws, regarding events or conditions that may occur in the future . Such statements include without limitation the Company’s ability to maintain and improve production rates, associated costs and timing to make product deliveries ; the technical and economic viability of Lost Creek (including the production and cost projections contained in the preliminary economic analysis of the Lost Creek Property) ; whether higher - than - expected headgrades will continue to be realized throughout Lost Creek ; the ability to complete additional favorable uranium sales agreements and ability to reduce exposure to volatile market ; the potential of exploration targets throughout the Lost Creek Property (including the continuing ability to expand resources) ; completion of (and timing for) regulatory approvals and other development at Shirley Basin ; whether additional financing may become needed . These statements are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies . Numerous factors could cause actual events to differ materially from those in the forward - looking statements . Factors that could cause such differences, without limiting the generality of the following, include : risks inherent in exploration activities ; volatility and sensitivity to market prices for uranium ; volatility and sensitivity to capital market fluctuations ; the impact of exploration competition ; the ability to raise funds through private or public equity financings ; imprecision in resource and reserve estimates ; environmental and safety risks including increased regulatory burdens ; unexpected geological or hydrological conditions ; a possible deterioration in political support for nuclear energy ; changes in government regulations and policies, including trade laws and policies ; demand for nuclear power ; weather and other natural phenomena ; delays in obtaining or failures to obtain required governmental, environmental or other project approvals ; and other exploration, development, operating, financial market and regulatory risks . Although Ur - Energy Inc . believes that the assumptions inherent in the forward - looking statements are reasonable, undue reliance should not be placed on these statements, which only apply as of the date of this presentation . Ur - Energy Inc . disclaims any intention or obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise . Cautionary Note Regarding Projections : Similarly, t his presentation also may contain projections relating to an extended future period and, accordingly, the estimates and assumptions underlying the projections are inherently highly uncertain, based on events that have not taken place, and are subject to significant economic, financial, regulatory, competitive and other uncertainties and contingencies beyond the control of Ur - Energy Inc . Further, given the nature of the Company's business and industry that is subject to a number of significant risk factors, there can be no assurance that the projections can be or will be realized . It is probable that the actual results and outcomes will differ, possibly materially, from those projected . The attention of investors is drawn to the Risk Factors set out in the Company's Annual Report on Form 10 - K, filed March 2 , 2015 , which is filed with the U . S . Securities and Exchange Commission on EDGAR (http : //www . sec . gov/edgar . shtml) and the regulatory authorities in Canada on SEDAR (www . sedar . com) . Cautionary Note to U . S . Investors Concerning Estimates of Measured, Indicated or Inferred Resources : the information presented uses the terms "measured", "indicated" and "inferred" mineral resources . United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize these terms . United States investors are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves . United States investors are also cautioned not to assume that all or any part of an inferred mineral resource exists, or is economically or legally minable . John Cooper, Ur - Energy Project Geologist, P . Geo . , SME Registered Member and Qualified Person as defined by National Instrument 43 - 101 , reviewed and approved the technical information contained in this presentation . 2

NYSE MKT: URG • TSX: URE 3 Share Capital & Cash Position As of 6 /30/15 Shares Outstanding 130.48M Stock Options & RSUs 8.52M Warrants 8.37M Fully Diluted 147.37M Market Cap (8/3/15) US$89.71M Cash ( 7 /30/15) US$3.6M Share Price (8/3/15) US$0.69 52 Week Range US$.58 - $1.18 Avg. Daily Volume ~373,000 (3 - mo URG & URE 8/3/15) Member of S&P/TSX SmallCap Index Geographical Distribution as of 6/30/15 United States ~65% Canada ~19% Other ~16% NYSE MKT: URG TSX: URE

NYSE MKT: URG • TSX: URE 4

NYSE MKT: URG • TSX: URE 5 Drilling Status ▪ MU1 - 100% of original planned wells installed ▪ MU2 - Production well installation started ▪ Exploration – Completing 150 hole program (mid - August) Mine Unit 1 Interior of Header House Mine Unit Construction Status ▪ MU1 Surface Construction ▪ HH 1 through 10 complete ▪ HH 11 under construction ▪ Pipeline and Road complete ▪ Surface and Downhole construction underway and complete in August ▪ HH 12 in pre - fabrication • MU2 Surface Construction – starting in Q4 2015 Drill Mapping

NYSE MKT: URG • TSX: URE 6 2014 Q3 2014 Q4 2015 Q1 2015 Q2 YTD Through July 31, 2015 Captured Lbs. 131k 150k 192k 207k 457k Drummed Lbs. 126k 117k 177k 184k 439k Shipped Lbs. 126k 102k 172k 180k 425k HHs Operating 6 7 9 10 10 Avg. Grade 144 ppm 123 ppm 110 ppm 108 ppm 107 ppm U 3 O 8 Production ▪ 1,000,000 th pound since start of production was shipped in Q2, 2015 ▪ All plant systems functional with maintenance occurring as necessary. ▪ One of two dryers currently down for repairs – expected to be functional in August. ▪ RO is idle until flow rates are elevated or restoration is initiated. ▪ Waste Water ▪ All 3 disposal wells are available and utilized as necessary. ▪ Both waste water storage ponds are less than 30% of capacity and are utilized as necessary. 1,000,000 #s Shipped

NYSE MKT: URG • TSX: URE 7 2013 2014 2015 Q1 2015 Q2 190K lbs captured 596K lbs captured 192K lbs captured 207K lbs captured 131K lbs drummed 548K lbs drummed 177K lbs drummed 184k lbs drummed $21.98/lb cash cost * $19.73/ lb cash cost * $18.86/lb cash cost * $16.15/ lb cash cost * U 3 O 8 Production 2013 2014 2015 Q1 2015 Q2 $5.7 million $26.5 million $7.4 million $18.21 million 90K lbs at $62.92/lb sold 518K lbs at $51.22/ lb sold 146K lbs at $50.55/lb sold 404k lbs at $45.08/ lb sold Revenues from Operations $19.73 – 2014 average cash cost/lb sold before severance and ad valorem taxes * Excludes severance and ad valorem cost per pound, which for 2014 averaged $2.48 per pound

NYSE MKT: URG • TSX: URE ▪ NI 43 - 101 Technical Report increases MU1 resources * Added 2.3 Mlbs Measured resources from development drilling and lower GT cut - off. Net increase to MU1 of 1.3 Mlbs Measured resource after production accounting (55% increase). ▪ 2015 Exploration Program is 60% complete • Q1 drilling added 121,000 lbs M&I and 296,000 lbs Inferred resources. • Currently completing the 150 - hole drilling program. ▪ Q3 MU2 Development Drilling Results from pattern well drilling expected to increase MU2 resources. 8 See Disclaimer re Forward - looking Statements and Projections (slide 2) Sweetwater County, Wyoming * Technical Report for the Lost Creek Property, Sweetwater County, Wyoming prepared by TREC Inc. – June 17, 2015 (posted on SEDAR) .

NYSE MKT: URG • TSX: URE ▪ Current Lost Creek Property Resources * • Measured - 6.2 Mlbs . @ 0.049% eU3O8 • Indicated – 3.9 Mlbs . @ 0.047% eU3O8 • Inferred – 5.0 Mlbs . @ 0.049 % eU3O8 ▪ Overall resources to be updated using lowered GT cut - off of 0.20 ▪ Resource Update and Technical Report expected in Q4 9 See Disclaimer re Forward - looking Statements and Projections (slide 2) Lost Creek Property * Technical Report for the Lost Creek Property, Sweetwater County, Wyoming prepared by TREC Inc. – June 17, 2015 (posted on SEDAR) .

NYSE MKT: URG • TSX: URE ▪ Purchase closed in December 2013 ▪ On patented mining claims – we own the ground ▪ 8.8 million pounds, shallow, high grade roll front deposit ▪ ISR amenable mineralization ▪ Baseline data for permit amendments nearing completion 10 See Disclaimer re Forward - looking Statements and Projections (slide 2) 1. Sum of Measured and Indicated tons and pounds may not add to the reported total due to rounding. 2. Based on grade cutoff of 0.02 percent eU 3 O 8 and a grade x thickness cutoff of 0.25 GT. 3. Measured and Indicated Mineral Resources as defined in Section 1.2 of NI 43 - 101 (the CIM Definition Standards (CIM Council, 2014)). 4. All reported resources occur below the historic pre - mining static water table. RESOURCE AREA MEASURED INDICATED AVG GRADE % eU 3 O 8 SHORT TONS (X 1000) POUNDS (X 1000) AVG GRADE % eU 3 O 8 SHORT TONS (X 1000) POUNDS (X 1000) FAB TREND 0.280 1,172 6,574 0.119 456 1,081 AREA 5 0.243 195 947 0.115 93 214 TOTAL 0.275 1,367 7,521 0.118 549 1,295 MEASURED & INDICATED 0.230 1,915 8,816 Mineral Resource Estimate Summary July 2014 * Preliminary Economic Assessment Shirley Basin Uranium Project, Carbon County, Wyoming prepared by Western Water Consultants, Inc ., d/b/a WWC Engineering – January 27, 2015 (posted on SEDAR).

NYSE MKT: URG • TSX: URE 11 ▪ Cash cost per pound falling quarter - over - quarter (Q1 $18.86, Q2 $16.15) ▪ All - in costs below $30 ▪ Margins improving $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 2014 Q3 2014 Q4 2015 Q1 2015 Q2 Cost per Pound Quarter Cost per Pound by Quarter Ad valorem and severance tax Cash Non-cash Spot rate Average sales price

NYSE MKT: URG • TSX: URE 12 Increasing operational efficiencies (steady state) permits ▪ b uilding inventory ▪ d iscretionary spot sales ▪ l ower cash cost per pound in ending inventory (Q2 $15.48) $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 2014 Q3 2014 Q4 2015 Q1 2015 Q2 Cost per Pound Pounds Quarter Ending Inventory by Quarter In-process Plant Conversion Facility Cost per Pound

NYSE MKT: URG • TSX: URE ▪ Reductions in G & A (other c ost s avings) ▪ Long term s ales a greements • Now 11 contracts t hrough 2021 • Very selective as to pricing that we will accept ▪ CEO position s tatus ▪ M & A activities ▪ No equity f inancing 13

NYSE MKT: URG • TSX: URE For more information, please contact: Jeff Klenda , Board Chairman & Executive Director, Acting CEO Rich Boberg , Senior Director of Investor and Public Relations By Mail: Ur - Energy Corporate Office 10758 W. Centennial Rd., Suite 200 Littleton, CO 80127 USA By Phone: Office 720.981.4588 Toll - Free 866.981.4588 Fax 720.981.5643 By E - mail: jeff.klenda@ur - energy.com rich.boberg@ur - energy.com 14